                                    [PHOTO]
                                              Annual Report October 31, 2001


Oppenheimer
Emerging Growth Fund


                                                [OPPENHEIMERFUNDS LOGO]
                                                OPPENHEIMERFUNDS(R)
                                                The Right Way to Invest

REPORT HIGHLIGHTS

                    FUND OBJECTIVE
                    Oppenheimer Emerging Growth Fund seeks capital appreciation.


    Contents

 1  Letter to
    Shareholders

 3  An Interview
    with Your Fund's
    Manager

 7  Fund Performance

12  FINANCIAL
    STATEMENTS

28  INDEPENDENT
    AUDITORS' REPORT

29  Federal
    Income Tax
    Information

30  Officers and
    Trustees

-----------------------------------
Cumulative Total Returns*

          For the 1-Year Period
          Ended 10/31/01

          Without      With
          Sales Chg.   Sales Chg.
-----------------------------------
Class A   -15.22%      -20.10%
-----------------------------------
Class B   -15.96       -20.16
-----------------------------------
Class C   -15.88       -16.72
-----------------------------------
Class N     1.81         0.81
-----------------------------------
Class Y   -14.99
-----------------------------------


SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*SEE NOTES ON PAGE 11 FOR FURTHER DETAILS.

[PHOTO]
John V. Murphy
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.


LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------


Dear Shareholder,

We are all learning to live and cope in an incredible and unprecedented period in our nation's history. At OppenheimerFunds, we know and understand that these are difficult times. Yet out of the September 11 tragedy, I believe a new resolve, determination and strength was born and has emerged in all of us. I would like to thank everyone who wrote to me. Your letters were a source of inspiration for all of us at OppenheimerFunds.

   The road to recovery is ahead of us. As of mid October, the markets started to recoup much of the loss since the September 11 attack. The Federal Reserve cut the overnight rate for the tenth time this year to its lowest level since 1962. And as economists have mentioned, the market has fundamental and underlying strengths. The groundwork is being laid for economic recovery.

   During these trying times for investors, we encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals keeping in mind the benefits of diversification and the importance of a long-term perspective.

   It is also important and reassuring to remember that our portfolio management teams are an experienced group of investment professionals. They are diligently monitoring the events that are shaping the economy and the financial world, while using their proven expertise to manage your fund. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds' portfolio managers are guided by similar principles: using broad diversification, keeping a focus on business fundamentals and maintaining a long-term investment perspective.

   As a firm directly affected by the events of September 11, we stand strong, resolute and united with America and we will be forever indebted to those who helped save lives and who continue to serve so heroically in this time of great uncertainty and need.


                       1 OPPENHEIMER EMERGING GROWTH FUND

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

   To express our gratitude, we have established the "World Trade Center Legacy Relief Fund." We pledge to match the first $1 million in donations to this Fund and send all proceeds to qualified, prescreened charities that support victims' families, which initially are "The Twin Towers Fund," the "Lumina Foundation for Education--Families of Freedom Scholarship Fund" and the "Windows of Hope Family Relief Fund." For more information regarding the "World Trade Center Legacy Relief Fund," please go to our website, www.oppenheimerfunds.com, or contact the Legacy Program at 1.877.634.4483.

   At OppenheimerFunds, we thank you for your continued support and confidence. We look forward to showing and sharing with you the strength, expertise and resolve that make OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ JOHN V. MURPHY
John V. Murphy
November 21, 2001



These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.


                       2 OPPENHEIMER EMERGING GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
-------------------------------------------------------------------------------

Portfolio Manager
Laura Granger



HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD THAT ENDED OCTOBER 31, 2001?

A. When the Fund was launched on November 1, 2000, exceptionally challenging conditions prevailed for growth-oriented investments. Most growth stocks declined during the period, particularly the small-cap growth stocks in which the Fund focuses. While we are pleased to have delivered better performance relative to most of our peers, we are disappointed with the Fund's negative returns. Nevertheless, we believe that the declines of the past year have created compelling opportunities among small-cap growth stocks for investors with a long-term perspective.

WHAT MADE THE REPORTING PERIOD SUCH A CHALLENGING TIME FOR EMERGING GROWTH
STOCKS?

When the period began, rising interest rates and energy prices caused U.S. economic growth to slow. As a result, revenues and earnings fell short of expectations across a wide range of traditionally growth-oriented industries, particularly in the technology area. The downturn was so severe in the telecommunications industry group that many companies reported a near-cessation of business activity.

     Despite aggressive interest rate reductions and lower energy prices during most of 2001, the challenging environment for most growth-oriented stocks persisted, largely because of sharply reduced levels of capital spending by business customers. In addition, consumer spending began to weaken in mid-2001, and then declined precipitously in the wake of the September 11 terrorist attacks on the United States.


                       3 OPPENHEIMER EMERGING GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
-------------------------------------------------------------------------------

Notable gains from individual investments in a host of industries, particularly in health care, enabled the Fund to improve its performance compared to other small-cap growth funds.



HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

We remained committed to our disciplined, three-step investment process, which we have refined over more than a decade of fund management. The process begins with detailed quantitative analysis of more than 6,000 small-cap companies. Our computer models evaluate a multitude of factors, such as revenue and earnings growth rates, revenue and earnings acceleration and stock price momentum. We then use the results of that analysis to focus our resources on the most attractive investment candidates.

   Fundamental research, the second step of the process, is the heart of our investment approach. It involves a time-consuming, hands-on evaluation of each company's finances, operations, management quality and competitive environment. We pore over balance sheets, talk to key company personnel and employ a wide range of other resources to identify the companies with the greatest opportunities to expand margins, accelerate growth and grow into leaders within their industries.

   Finally, in the third step of the process, we use technical analysis of stock price movements to determine the best time to purchase or sell each stock. We generally invest for the long term, holding stocks until underlying fundamentals deteriorate, or some other change affects our view of the stock's growth potential. Although we invest primarily in companies with market capitalizations under $1.5 billion, we seek to maximize returns by continuing to hold stocks in companies that grow above that size, as long as their prospects remain strong and their fundamental growth characteristics remain intact.

                       4 OPPENHEIMER EMERGING GROWTH FUND

----------------------------------
   CUMULATIVE TOTAL RETURNS

For the Periods Ended 9/30/01(1)

               Since
               Inception
----------------------------------
Class A        -31.26%
----------------------------------
Class B        -31.30
----------------------------------
Class C        -28.33
----------------------------------
Class N        -13.32
----------------------------------
Class Y        -26.93
----------------------------------


WHICH INDUSTRIES AND INDIVIDUAL HOLDINGS HAD THE GREATEST IMPACT ON PERFORMANCE?

Technology and consumer cyclical retail stocks were responsible for most of the Fund's losses. Stocks prices in both of these areas generally declined even more sharply than company fundamentals as investors overreacted to financial disappointments and lower short-term earnings forecasts. Nevertheless, some of our individual investments in these areas performed exceptionally well. For example, Microsemi Corp., a broadly diversified producer of components for the telecommunications and defense industries, increased more than 150% during the reporting period.

   We also scored notable gains from individual investments in a host of other industries, particularly in healthcare. These holdings helped to partially offset losses in technology and consumer cyclical stocks. Two drug companies, Taro Pharmaceutical Industries Ltd. and First Horizon Pharmaceutical Corp., both rose over 200% on increased earnings estimates stemming from the development of innovative new products. Successes such as these also enabled the Fund to improve its performance compared to other small-cap growth funds.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

While small-cap stocks often react to short-term events with high levels of volatility, our focus remains firmly fixed on the long term. We are not surprised that the terrorist attacks' near-term financial impact on most of the Fund's holdings proved to be relatively transient. Within a month, stocks in most stable companies had recovered from the losses suffered in the days following those tragic events.

   From our disciplined perspective, we see historically attractive opportunities in currently depressed prices for small-cap growth stocks. Small-cap stocks have tended to outperform their large-cap counterparts during most prior periods of


1. See Notes on page 11 for further details.

                       5 OPPENHEIMER EMERGING GROWTH FUND

--------------------------------------
Sector Allocation(2)

[PIE CHART]

- Technology             42.0%
    Electronics          20.0
    Computer
    Software              9.4
    Computer
    Services              6.9
    Communications
    Equipment             3.1
    Computer
    Hardware              2.6
- Healthcare             24.2
- Consumer
  Cyclicals              13.8
- Consumer
  Staples                 6.5
- Financial               5.0
- Capital Goods           4.4
- Communication Services  3.0
- Basic Materials         1.1
--------------------------------------

declining interest rates, such as exists today. Estimated growth rates for the next two years are much higher for the Russell 2000 Growth Index, the Fund's benchmark, than for the S&P 500 Composite Stock Index, a popular measure of large-cap stock market performance. We remain committed to our disciplined investment strategy of selecting fast-growing companies with solid fundamentals and strong management teams. That's what makes Oppenheimer Emerging Growth Fund part of The Right Way to Invest.

TOP TEN COMMON STOCK HOLDINGS(3)
----------------------------------------------------------------
AmeriPath, Inc.                                          2.3%
----------------------------------------------------------------
Precise Software Solutions Ltd.                          2.0
----------------------------------------------------------------
Genesis Microchip, Inc.                                  2.0
----------------------------------------------------------------
Action Performance Cos., Inc.                            2.0
----------------------------------------------------------------
THQ, Inc.                                                1.9
----------------------------------------------------------------
Career Education Corp.                                   1.8
----------------------------------------------------------------
Microsemi Corp.                                          1.8
----------------------------------------------------------------
InterCept Group, Inc. (The)                              1.8
----------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.                      1.8
----------------------------------------------------------------
Electronics Boutique Holdings Corp.                      1.8
TOP FIVE COMMON STOCK INDUSTRIES(3)
----------------------------------------------------------------
Electronics                                             17.7%
----------------------------------------------------------------
Healthcare/Drugs                                        14.5
----------------------------------------------------------------
Computer Software                                        8.3
----------------------------------------------------------------
Healthcare/Supplies & Services                           7.0
----------------------------------------------------------------
Computer Services                                        6.1




2. Portfolio is subject to change. Percentages are as of October 31, 2001, and are based on total market value of common stock.

3. Portfolio is subject to change. Percentages are as of October 31, 2001, and are based on net assets.



                       6 OPPENHEIMER EMERGING GROWTH FUND

FUND PERFORMANCE
-------------------------------------------------------------------------------


HOW HAS THE FUND PERFORMED? Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended October 31, 2001, the performance of Oppenheimer Emerging Growth Fund suffered from the effects of slowing U.S. economic growth on small-cap growth stocks. In particular, technology and telecommunications companies were hurt by a dramatic slowdown in corporate capital spending. Later in the period, consumer cyclical companies suffered from lower levels of consumer spending, especially in the aftermath of the September 11, 2001, terrorist attacks. Despite these difficult conditions, the Fund scored notable gains from individual investments in a variety of industries, such as healthcare. These individual successes enabled the Fund to offset some of its losses in technology and retailing, and to deliver significantly better performance than most other small-cap growth funds. The Fund's portfolio and our management strategies are subject to change as market conditions evolve.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until October 31, 2001. Performance is measured from the inception of Class A, B, C, and Y on November 1, 2000. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.

   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Composite Stock Index, a popular measure of large-cap stock performance. The Fund's performance is also compared to the Russell 2000 Growth Index.

   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.

                       7 OPPENHEIMER EMERGING GROWTH FUND

FUND PERFORMANCE

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   -- Oppenheimer Emerging Growth Fund (Class A)
   -- S&P 500 Composite    ***  Russell 2000 Growth Index
      Stock Index



Date             Oppenheimer      S & P 500 Index    Russell 2000 Index
11/01/00             9425             10000             10000
01/31/01             9863             10251              9388
04/30/01             8350              9823              8266
07/31/01             8983              9848              7947
10/31/01             7990              8730              6850


CUMULATIVE TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 10/31/01(1) SINCE INCEPTION -20.10%




CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
  --  Oppenheimer Emerging Growth Fund (Class B)
  --  S&P 500 Composite     *** Russell 2000 Growth Index
      Stock Index



Date             Oppenheimer      S & P 500 Index    Russell 2000 Index
11/01/00               10439           10251               9388
01/31/01                8815            9823               8266
04/30/01                9466            9848               7947
07/31/01                7984            8730               6850
10/31/01

CUMULATIVE TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 10/31/01(1) SINCE INCEPTION -20.16%



1. See Notes on page 11 for further details.



                      8 OPPENHEIMER EMERGING GROWTH FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
  --  Oppenheimer Emerging Growth Fund (Class C)
  --  S&P 500 Composite      *** Russell 2000 Growth Index
      Stock Index


Date             Oppenheimer      S & P 500 Index    Russell 2000 Index
11/01/00            10000              10000              10000
01/31/01            10448              10251               9388
04/30/01             8823               9823               8266
07/31/01             9475               9848               7947
10/31/01             8328               8730               6850


CUMULATIVE TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 10/31/01(1) SINCE INCEPTION -16.72%


CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
   -- Oppenheimer Emerging Growth Fund (Class N)
   -- S&P 500 Composite      *** Russell 2000 Growth Index
      Stock Index




Date             Oppenheimer      S & P 500 Index    Russell 2000 Index
03/01/01            10000              10000                10000
04/30/01            10652              10255                10204
07/31/01            11449              10281                 9810
10/31/01            10081               9114                 8455

CUMULATIVE TOTAL RETURN OF CLASS N SHARES OF THE FUND AT 10/31/01(1) SINCE INCEPTION 0.81%


THE PERFORMANCE INFORMATION FOR BOTH INDICES IN THE GRAPHS BEGINS ON10/31/00 FOR CLASS A, CLASS B, CLASS C AND CLASS Y, AND 2/28/01 FOR CLASS N.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.







                      9 OPPENHEIMER EMERGING GROWTH FUND

FUND PERFORMANCE

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
    -- OPPENHEIMER EMERGING GROWTH FUND (CLASS Y)
    -- S&P 500 Composite      *** DRussell 2000 Growth Index
       Stock Index



Date             Oppenheimer      S & P 500 Index    Russell 2000 Index
11/01/00             10000            10000               10000
01/31/01             10468            10251                9388
04/30/01              8862             9823                8266
07/31/01              9545             9848                7947
10/31/01              8501             8730                6850



CUMULATIVE TOTAL RETURN OF CLASS Y SHARES OF THE FUND AT 10/31/01(1) SINCE INCEPTION -14.99%




1. See Notes on page 11 for further details.

THE PERFORMANCE INFORMATION FOR BOTH INDICES IN THE GRAPHS BEGINS ON10/31/00 FOR CLASS A, CLASS B, CLASS C AND CLASS Y, AND 2/28/01 FOR CLASS N.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.

                     10 OPPENHEIMER EMERGING GROWTH FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative returns are not annualized. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at
1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 11/1/00. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 11/1/00. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/1/00. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. For this reason, the cumulative total return information shown in this report is not annualized. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 11/1/00. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                      11 OPPENHEIMER EMERGING GROWTH FUND

STATEMENT OF INVESTMENTS OCTOBER 31, 2001

                                                         MARKET VALUE
                                                 SHARES    SEE NOTE 1
=========================================================================
COMMON STOCKS--88.5%
-------------------------------------------------------------------------
 BASIC MATERIALS--1.0%
-------------------------------------------------------------------------
 CHEMICALS--1.0%
 Cabot Microelectronics Corp.(1)                  1,800   $ 119,304
-------------------------------------------------------------------------
 Visionics Corp.(1)                               9,000     142,740
                                                          ---------------
                                                            262,044


-------------------------------------------------------------------------
 CAPITAL GOODS--3.9%
-------------------------------------------------------------------------
 INDUSTRIAL SERVICES--2.0%
 Corporate Executive Board Co.(1)                 4,500     137,565
-------------------------------------------------------------------------
 Right Management Consultants, Inc.(1)            6,000     208,620
-------------------------------------------------------------------------
 Stericycle, Inc.(1)                              4,000     192,000
                                                          ---------------
                                                            538,185


-------------------------------------------------------------------------
 MANUFACTURING--1.9%
 AstroPower, Inc.(1)                              2,700     103,977
-------------------------------------------------------------------------
 Global Sports, Inc.(1)                          25,300     399,740
                                                          ---------------
                                                            503,717


-------------------------------------------------------------------------
 COMMUNICATION SERVICES--2.7%
-------------------------------------------------------------------------
 TELECOMMUNICATIONS: LONG DISTANCE--0.7%
 Intrado, Inc.(1)                                 7,000     190,050
-------------------------------------------------------------------------
 TELECOMMUNICATIONS: WIRELESS--2.0%
 AirGate PCS, Inc.(1)                             4,600     236,716
-------------------------------------------------------------------------
 UbiquiTel, Inc.(1)                              32,000     292,800
                                                          ---------------
                                                            529,516


-------------------------------------------------------------------------
 CONSUMER CYCLICALS--12.2%
-------------------------------------------------------------------------
 AUTOS & HOUSING--0.6%
 Recoton Corp.(1)                                13,000     167,050
-------------------------------------------------------------------------
 CONSUMER SERVICES--2.3%
 AmeriPath, Inc.(1)                              22,000     618,420
-------------------------------------------------------------------------
 LEISURE & ENTERTAINMENT--5.7%
 Action Performance Cos., Inc.(1)                20,000     524,200
-------------------------------------------------------------------------
 Activision, Inc.(1)                             13,000     469,950
-------------------------------------------------------------------------
 Alliance Gaming Corp.(1)                        16,000     316,800
-------------------------------------------------------------------------
 Penn National Gaming, Inc.(1)                   11,000     225,280
                                                         ----------------
                                                          1,536,230


-------------------------------------------------------------------------
 RETAIL: SPECIALTY--3.6%
 Electronics Boutique Holdings Corp.(1)          15,200     471,960
-------------------------------------------------------------------------
 Fred's, Inc.                                     7,500     245,625
-------------------------------------------------------------------------
 Movie Gallery, Inc.(1)                           9,000     247,950
                                                         ----------------
                                                            965,535



                     12 OPPENHEIMER EMERGING GROWTH FUND

                                                         MARKET VALUE
                                                 SHARES    SEE NOTE 1
-------------------------------------------------------------------------
 CONSUMER STAPLES--5.7%
-------------------------------------------------------------------------
 EDUCATION--3.8%
 Career Education Corp.(1)                       19,000     $ 495,330
-------------------------------------------------------------------------
 Corinthian Colleges, Inc.(1)                     3,800       138,814
-------------------------------------------------------------------------
 PLATO Learning, Inc.1                           14,066       199,737
-------------------------------------------------------------------------
 SmartForce plc, Sponsored ADR(1)                11,600       190,936
                                                          ---------------
                                                            1,024,817


-------------------------------------------------------------------------
 ENTERTAINMENT--1.9%
 THQ, Inc.(1)                                    10,500       522,900
-------------------------------------------------------------------------
 FINANCIAL--4.3%
-------------------------------------------------------------------------
 BANKS--0.8%
 Boston Private Financial Holdings, Inc.         11,000       223,410
-------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--2.7%
 American Capital Strategies Ltd.                14,500       359,165
-------------------------------------------------------------------------
 Doral Financial Corp.                           10,900       380,083
                                                          ---------------
                                                              739,248


-------------------------------------------------------------------------
 INSURANCE--0.8%
 HCC Insurance Holdings, Inc.                     8,000       219,920
-------------------------------------------------------------------------
 HEALTHCARE--21.5%
-------------------------------------------------------------------------
 HEALTHCARE/DRUGS--14.5%
 Antigenics, Inc.(1)                              8,000       116,880
-------------------------------------------------------------------------
 CIMA Labs, Inc.(1)                               8,000       432,400
-------------------------------------------------------------------------
 CryoLife, Inc.(1)                                5,900       193,520
-------------------------------------------------------------------------
 First Horizon Pharmaceutical Corp.(1)           14,250       375,487
-------------------------------------------------------------------------
 Impax Laboratories, Inc.(1)                     16,000       145,120
-------------------------------------------------------------------------
 Integra LifeSciences Holdings Corp.(1)          14,900       438,060
-------------------------------------------------------------------------
 Merit Medical Systems, Inc.(1)                  11,000       168,190
-------------------------------------------------------------------------
 Myriad Genetics, Inc.(1)                         8,200       377,200
-------------------------------------------------------------------------
 Pharmaceutical Resources, Inc.(1)                8,400       288,120
-------------------------------------------------------------------------
 Pharmaceutical Resources, Inc.(1),(2)            7,100       231,354
-------------------------------------------------------------------------
 Serologicals Corp.(1)                           10,700       188,855
-------------------------------------------------------------------------
 Sicor, Inc.(1)                                  16,600       311,250
-------------------------------------------------------------------------
 Taro Pharmaceutical Industries Ltd.(1)          11,400       479,940
-------------------------------------------------------------------------
 Therasense, Inc.(1)                              5,800       149,640
                                                           --------------
                                                            3,896,016


-------------------------------------------------------------------------
 HEALTHCARE/SUPPLIES & SERVICES--7.0%
 Accredo Health, Inc.(1)                          3,750       127,950
-------------------------------------------------------------------------
 American Healthways, Inc.(1)                     7,000       284,060
-------------------------------------------------------------------------
 Bioject Medical Technologies, Inc.(1)           18,400       186,024
-------------------------------------------------------------------------
 D&K Healthcare Resources, Inc.                   3,000       168,000
-------------------------------------------------------------------------
 DIANON Systems, Inc.(1)                          7,000       322,700








                     13 OPPENHEIMER EMERGING GROWTH FUND

STATEMENT OF INVESTMENTS CONTINUED




                                                         MARKET VALUE
                                                 SHARES    SEE NOTE 1
-------------------------------------------------------------------------
 HEALTHCARE/SUPPLIES & SERVICES CONTINUED
 Med-Design Corp. (The)(1)                       10,000     $ 200,500
-------------------------------------------------------------------------
 MedAmicus, Inc.(1)                              17,000       256,700
-------------------------------------------------------------------------
 Pharmaceutical Product Development, Inc.(1)      5,000       133,350
-------------------------------------------------------------------------
 SRI/Surgical Express, Inc.(1)                    8,000       196,640
                                                           --------------
                                                            1,875,924


-------------------------------------------------------------------------
 TECHNOLOGY--37.2%
-------------------------------------------------------------------------
 COMPUTER HARDWARE--2.3%
 Microsemi Corp.(1)                                13,900     486,500
-------------------------------------------------------------------------
 Read-Rite Corp.(1)                                25,600     127,488
                                                            -------------
                                                              613,988


-------------------------------------------------------------------------
 COMPUTER SERVICES--6.1%
 ChipPAC, Inc.(1)                                  40,000     199,600
-------------------------------------------------------------------------
 Emulex Corp.(1)                                   10,000     236,800
-------------------------------------------------------------------------
 Overture Services, Inc.(1)                        12,100     318,835
-------------------------------------------------------------------------
 SkillSoft Corp.(1)                                10,200     234,090
-------------------------------------------------------------------------
 Stellent, Inc.(1)                                 18,300     375,150
-------------------------------------------------------------------------
 WebEx Communications, Inc.(1)                      9,000     277,200
                                                           --------------
                                                            1,641,675


-------------------------------------------------------------------------
 COMPUTER SOFTWARE--8.3%
 Catapult Communications Corp.(1)                 5,000       113,250
-------------------------------------------------------------------------
 Informatica Corp.(1)                            24,000       222,480
-------------------------------------------------------------------------
 Manhattan Associates, Inc.(1)                   10,000       300,400
-------------------------------------------------------------------------
 McData Corp., Cl. A(1)                          13,000       191,230
-------------------------------------------------------------------------
 NetIQ Corp.(1)                                   9,000       253,350
-------------------------------------------------------------------------
 Numerical Technologies, Inc.(1)                  5,000       123,400
-------------------------------------------------------------------------
 PEC Solutions, Inc.(1)                          12,000       301,200
-------------------------------------------------------------------------
 Precise Software Solutions Ltd.(1)              28,300       540,813
-------------------------------------------------------------------------
 SonicWALL, Inc.(1)                              13,000       184,600
                                                           --------------
                                                            2,230,723


-------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--2.8%
 ECtel Ltd.(1)                                   15,000       207,450
-------------------------------------------------------------------------
 Finisar Corp.(1)                                27,000       211,140
-------------------------------------------------------------------------
 Powerwave Technologies, Inc.(1)                 13,000       198,900
-------------------------------------------------------------------------
 Riverstone Networks, Inc.(1)                    10,000       127,200
                                                           --------------
                                                              744,690



                     14 OPPENHEIMER EMERGING GROWTH FUND

                                                         MARKET VALUE
                                                 SHARES    SEE NOTE 1
-------------------------------------------------------------------------
 ELECTRONICS--17.7%
 Aeroflex, Inc.(1)                               16,000   $   234,720
-------------------------------------------------------------------------
 Alpha Industries, Inc.(1)                       15,300       356,184
-------------------------------------------------------------------------
 ASM International NV(1)                         19,000       302,290
-------------------------------------------------------------------------
 ATI Technologies, Inc.(1)                       16,000       132,480
-------------------------------------------------------------------------
 EDO Corp.                                       12,000       323,400
-------------------------------------------------------------------------
 Exar Corp.(1)                                   12,000       270,480
-------------------------------------------------------------------------
 Genesis Microchip, Inc.(1)                      11,500       531,415
-------------------------------------------------------------------------
 InterCept Group, Inc. (The)(1)                  13,500       481,950
-------------------------------------------------------------------------
 Kulicke & Soffa Industries, Inc.(1)             12,000       182,040
-------------------------------------------------------------------------
 O2Micro International Ltd.(1)                   31,200       448,968
-------------------------------------------------------------------------
 PDF Solutions, Inc.(1)                          12,000       199,800
-------------------------------------------------------------------------
 Pericom Semiconductor Corp.(1)                  12,700       170,815
-------------------------------------------------------------------------
 QLogic Corp.(1)                                  4,000       157,400
-------------------------------------------------------------------------
 SBS Technologies, Inc.(1)                       29,000       445,150
-------------------------------------------------------------------------
 TALX Corp.                                      18,800       319,600
-------------------------------------------------------------------------
 Zoran Corp.(1)                                   8,000       202,320
                                                          ---------------
                                                            4,759,012
                                                          ---------------
 Total Common Stocks (Cost $22,103,434)                    23,803,070

                                              Principal
                                                 Amount

=========================================================================
 REPURCHASE AGREEMENTS--13.6%

 Repurchase agreement with Banque Nationale
 De Paris, 2.57%, dated 10/31/01, to
 be repurchased at $3,653,261 on 11/1/01,
 collateralized by U.S. Treasury Bonds,
 6.25%-13.25%, 11/15/03-8/15/23,
 with a value of $3,769,466 (Cost $3,653,000)  3,653,000     3,653,000
-------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $25,756,434)   102.1%    27,456,070
-------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS             (2.1)      (576,691)
                                                -------------------------
 NET ASSETS                                       100.0%   $26,879,379
                                                =========================




FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.

2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                     15 OPPENHEIMER EMERGING GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 2001

=======================================================================================
ASSETS
 Investments, at value (including repurchase agreements of $3,653,000)
 (cost $25,756,434)--see accompanying statement                          $ 27,456,070
---------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                             559,765
 Shares of beneficial interest sold                                           276,493
 Interest and dividends                                                           646
 Other                                                                            318
                                                                         --------------
 Total assets                                                              28,293,292



=======================================================================================
 LIABILITIES

 Bank overdraft                                                               153,843
---------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                      1,225,268
 Shares of beneficial interest redeemed                                        15,228
 Shareholder reports                                                              455
 Trustees' compensation                                                           343
 Transfer and shareholder servicing agent fees                                    162
 Other                                                                         18,614
                                                                         --------------
 Total liabilities                                                          1,413,913



=======================================================================================
 NET ASSETS                                                               $26,879,379




=======================================================================================
 COMPOSITION OF NET ASSETS
 Paid-in capital                                                          $29,995,417
---------------------------------------------------------------------------------------
 Undistributed (overdistributed) net investment income                           (411)
---------------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investment transactions           (4,815,263)
---------------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments                  1,699,636
                                                                         --------------
 NET ASSETS                                                               $26,879,379
                                                                         ==============


                     16 OPPENHEIMER EMERGING GROWTH FUND

 NET ASSET VALUE PER SHARE
===========================================================================================
 CLASS A SHARES:
 Net asset value and redemption price per share (based on net assets of
 $20,391,565 and 2,412,384 shares of beneficial interest outstanding)                $8.45
 Maximum offering price per share (net asset value plus sales charge of 5.75% of
 offering price)                                                                     $8.97
-------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,865,782
 and 461,382 shares of beneficial interest outstanding)                              $8.38
-------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,356,454
 and 280,938 shares of beneficial interest outstanding)                              $8.39
-------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $33,722 and
 4,001 shares of beneficial interest outstanding)                                    $8.43
-------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net
 assets of $231,856 and 27,375 shares of beneficial interest outstanding)            $8.47





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.





                     17 OPPENHEIMER EMERGING GROWTH FUND

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

For the Period from November 1, 2000 (inception of offering) to October 31, 2001

=======================================================================================================
INVESTMENT INCOME
 Interest                                                                                  $   161,348
-------------------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $273)                                           35,509
                                                                                           ------------
 Total income                                                                                  196,857

=======================================================================================================
 EXPENSES

 Management fees                                                                               201,820
-------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                        24,226
 Class B                                                                                        22,449
 Class C                                                                                        10,157
 Class N                                                                                            56
-------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                                        29,552
 Class B                                                                                         4,537
 Class C                                                                                         2,079
 Class N                                                                                            26
 Class Y                                                                                           779
-------------------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                                    21,545
-------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                            16,499
-------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                            989
-------------------------------------------------------------------------------------------------------
 Custodian fees                                                                                    901
-------------------------------------------------------------------------------------------------------
 Other                                                                                          17,517
                                                                                           ------------
 Total expenses                                                                                353,132
 Less reduction to custodian expenses                                                             (901)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class Y                  (776)
                                                                                           ------------
 Net expenses                                                                                  351,455

=======================================================================================================
 NET INVESTMENT LOSS                                                                          (154,598)

=======================================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on investments                                                    (4,815,263)
-------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on investments                         1,699,636
                                                                                           ------------
 Net realized and unrealized gain (loss)                                                    (3,115,627)


=======================================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $(3,270,225)
                                                                                           ============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.






                      18 OPPENHEIMER EMERGING GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                                                          2001(1)
=======================================================================================================
 OPERATIONS

 Net investment income (loss)                                                              $  (154,598)
-------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                                   (4,815,263)
-------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                                        1,699,636
                                                                                           ------------
 Net increase (decrease) in net assets resulting from operations                            (3,270,225)

=======================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Class A                                                                                       (43,026)
 Class B                                                                                        (2,238)
 Class C                                                                                          (919)
 Class N                                                                                            --
 Class Y                                                                                            (4)

=======================================================================================================
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                                                    23,174,455
 Class B                                                                                     4,127,837
 Class C                                                                                     2,516,150
 Class N                                                                                        35,869
 Class Y                                                                                       238,480

=======================================================================================================
 Net Assets

 Total increase                                                                             26,776,379(1)
-------------------------------------------------------------------------------------------------------
 Beginning of period                                                                           103,000(2)
                                                                                           ------------

 End of period [including undistributed (overdistributed) net
 investment income of $(411) for the year ended October 31, 2001]                          $26,879,379
                                                                                           ------------


1. For the period from November 1, 2000 (inception of offering) to October 31, 2001.

2. Reflects the value of the Manager's initial seed money investment at October 18, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                      19 OPPENHEIMER EMERGING GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  CLASS A      CLASS B     CLASS C      CLASS N       CLASS Y
                                                                     YEAR         YEAR        YEAR         YEAR          YEAR
                                                                    ENDED        ENDED       ENDED        ENDED         ENDED
                                                                  OCT. 31,     OCT. 31,    OCT. 31,     OCT. 31,      OCT. 31,
                                                                   2001(1)      2001(1)     2001(1)      2001(2)       2001(1)
===============================================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                              $10.00       $10.00       $10.00        $8.28        $10.00
--------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                        (.03)        (.07)        (.04)        (.05)          .02
 Net realized and unrealized gain (loss)                            (1.49)       (1.52)       (1.54)         .20         (1.51)
                                                                 ---------------------------------------------------------------
 Total income (loss) from
 investment operations                                              (1.52)       (1.59)       (1.58)         .15         (1.49)
--------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                (.03)        (.03)        (.03)          --          (.04)
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $8.45        $8.38        $8.39        $8.43         $8.47
                                                                 ===============================================================

================================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                               (15.22)%     (15.96)%     (15.88)%       1.81%       (14.99)%


================================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 NET ASSETS, END OF PERIOD (IN THOUSANDS)                         $20,392       $3,866       $2,356          $34          $232
--------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                $16,941       $2,256       $1,022          $16          $ 30
--------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment loss                                                (0.57)%      (1.78)%     (1.76)%       (1.69)%       (0.97)%
 Expenses                                                            1.58%        2.47%       2.46%         2.03%         3.87%
 Expenses, net of voluntary waiver of
 transfer agent fees--Class Y                                         N/A          N/A         N/A           N/A          1.28%
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                               214%        214%        214%          214%          214%

1. For the period from November 1, 2000 (inception of offering) to October 31, 2001.

2. For the period from March 1, 2001 (inception of offering) to October 31,
2001.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      20 OPPENHEIMER EMERGING GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Emerging Growth Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

  The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

                       21 OPPENHEIMER EMERGING GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expen-ses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of October 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

      EXPIRING
      ------------------------------
         2009             $4,433,941

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2001, the Fund's projected benefit obligations were increased by $411, resulting in an accumulated liability of $411 as of October 31, 2001.

  The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.


                       22 OPPENHEIMER EMERGING GROWTH FUND

  The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $200,374. Overdistributed net investment income was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                       23 OPPENHEIMER EMERGING GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                                       YEAR ENDED OCTOBER 31, 2001(1)
                                                                           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                                                                    3,140,502         $29,588,885
 Dividends and/or distributions reinvested                                   1,123              10,817
 Redeemed                                                                 (739,241)         (6,425,247)
                                                                       ---------------------------------
 Net increase (decrease)                                                 2,402,384         $23,174,455
                                                                       =================================

--------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                                                                     673,177          $ 5,993,055
 Dividends and/or distributions reinvested                                    229                2,205
 Redeemed                                                                (212,124)          (1,867,423)
                                                                       ---------------------------------
 Net increase (decrease)                                                  461,282          $ 4,127,837
                                                                       =================================

--------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                                                     316,845          $ 2,842,900
 Dividends and/or distributions reinvested                                     94                  910
 Redeemed                                                                 (36,101)            (327,660)
                                                                       ---------------------------------
 Net increase (decrease)                                                  280,838          $ 2,516,150
                                                                       =================================

--------------------------------------------------------------------------------------------------------
 CLASS N
 Sold                                                                       4,002          $    35,879
 Dividends and/or distributions reinvested                                     --                   --
 Redeemed                                                                      (1)                 (10)
                                                                       ---------------------------------
 Net increase (decrease)                                                    4,001          $    35,869
                                                                       =================================

--------------------------------------------------------------------------------------------------------
 CLASS Y
 Sold                                                                      27,300          $   238,662
 Dividends and/or distributions reinvested                                     --                   --
 Redeemed                                                                     (25)                (182)
                                                                       ---------------------------------
 Net increase (decrease)                                                   27,275          $   238,480
                                                                       =================================


1. For the 12-month period November 1, 2000 (inception of offering) to
October 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class N shares.



                       24 OPPENHEIMER EMERGING GROWTH FUND

================================================================================
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2001, were $66,830,864 and $39,912,167, respectively.

As of October 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $26,137,756 was:

          Gross unrealized appreciation                   $ 2,975,944

          Gross unrealized depreciation                    (1,657,630)
                                                          -----------
          Net unrealized appreciation (depreciation)      $ 1,318,314
                                                          ===========
================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of the first $500 million of average annual net assets, 0.90% of the next $500 million and 0.85% of average annual net assets over $1 billion. The Fund's management fee for the year ended October 31, 2001 was an annualized rate of 1.00%.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee. Effective January 1, 2001, OFS has voluntarily undertaken to waive a portion of its transfer agent fee for Classes A, B, C, N and Y shares. This voluntary waiver of expenses limits transfer agent fees to 0.35% of average net assets for Classes A, B, C and N shares effective October 1, 2001 and to 0.25% of average net assets for Class Y shares effective January 1, 2001.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        AGGREGATE            CLASS A         COMMISSIONS        COMMISSIONS        COMMISSIONS         COMMISSIONS
                        FRONT-END          FRONT-END          ON CLASS A         ON CLASS B         ON CLASS C          ON CLASS N
                    SALES CHARGES      SALES CHARGES              SHARES             SHARES             SHARES              SHARES
                       ON CLASS A        RETAINED BY         ADVANCED BY        ADVANCED BY        ADVANCED BY         ADVANCED BY
 YEAR ENDED                SHARES        DISTRIBUTOR       DISTRIBUTOR(1)     DISTRIBUTOR(1)     DISTRIBUTOR(1)     DISTRIBUTOR(1)
-----------------------------------------------------------------------------------------------------------------------------------
 October 31, 2001        $114,339            $31,486               $2,636           $85,427             $13,024               $219

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                 CLASS A                 CLASS B                  CLASS C                CLASS N
                     CONTINGENT DEFERRED     CONTINGENT DEFERRED      CONTINGENT DEFERRED    CONTINGENT DEFERRED
                           SALES CHARGES           SALES CHARGES            SALES CHARGES           SALES CHARGES
                             RETAINED BY             RETAINED BY              RETAINED BY             RETAINED BY
 YEAR ENDED                  DISTRIBUTOR             DISTRIBUTOR              DISTRIBUTOR             DISTRIBUTOR
-------------------------------------------------------------------------------------------------------------------
 October 31, 2001                    $--                  $3,697                   $1,058                     $--


                       25 OPPENHEIMER EMERGING GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended October 31, 2001, payments under the Class A plan totaled $24,226, all of which were paid by the Distributor to recipients, and included $1,333 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B, CLASS C AND CLASS N DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

  The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

  The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.


                       26 OPPENHEIMER EMERGING GROWTH FUND

Distribution fees paid to the Distributor for the year ended October 31, 2001, were as follows:

                                                      DISTRIBUTOR'S            DISTRIBUTOR'S
                                                          AGGREGATE                AGGREGATE
                                                       UNREIMBURSED             UNREIMBURSED
                 TOTAL PAYMENTS     AMOUNT RETAINED        EXPENSES         EXPENSES AS % OF
                     UNDER PLAN      BY DISTRIBUTOR      UNDER PLAN      NET ASSETS OF CLASS
----------------------------------------------------------------------------------------------
 Class B Plan           $22,449             $20,188         $73,416                    1.90%
 Class C Plan            10,157               7,338          10,948                    0.46
 Class N Plan                56                  52             349                    1.03


================================================================================
5. ILLIQUID OR RESTRICTED SECURITIES

As of October 31, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 2001, was $231,354, which represents 0.86% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:


                                                                                      UNREALIZED
                                ACQUISITION                     VALUATION AS OF      APPRECIATION
 SECURITY                              DATE        COST        OCTOBER 31, 2001     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
 STOCKS
 Pharmaceutical Resources, Inc.   8/27/01        $191,700           $231,354            $39,654


================================================================================
6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. Effective November 13, 2001, the Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

  The Fund had no borrowings outstanding during the year ended or at October 31, 2001.



                      27 OPPENHEIMER EMERGING GROWTH FUND

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER EMERGING GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Emerging Growth Fund, including the statement of investments, as of October 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the one-year period from November 1, 2000 (inception of offering) to October 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Emerging Growth Fund as of October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the one-year period from November 1, 2000 (inception of offering) to October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.





KPMG LLP

Denver, Colorado
November 21, 2001




                       28 OPPENHEIMER EMERGING GROWTH FUND

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------


In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Dividends of $0.0316, $0.0269, $0.0255 and $0.0352 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 15, 2000, all of which was designated as ordinary income for federal income tax purposes.

     None of the dividends paid by the Fund during the year ended October 31, 2001, are eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.




                       29 OPPENHEIMER EMERGING GROWTH FUND

OPPENHEIMER EMERGING GROWTH FUND
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
 OFFICERS AND TRUSTEES              Leon Levy, Chairman of the Board of Trustees
                                    Donald W. Spiro, Vice Chairman of the Board of Trustees
                                    John V. Murphy, President and Trustee
                                    Robert G. Galli, Trustee
                                    Phillip A. Griffiths, Trustee
                                    Benjamin Lipstein, Trustee
                                    Elizabeth B. Moynihan, Trustee
                                    Kenneth A. Randall, Trustee
                                    Edward V. Regan, Trustee
                                    Russell S. Reynolds, Jr., Trustee
                                    Clayton K. Yeutter, Trustee
                                    Laura Granger, Vice President
                                    Robert G. Zack, Secretary
                                    Brian W. Wixted, Treasurer
                                    Robert J. Bishop, Assistant Treasurer
                                    Scott T. Farrar, Assistant Treasurer
                                    Katherine P. Feld, Assistant Secretary
                                    Kathleen T. Ives, Assistant Secretary
                                    Denis R. Molleur, Assistant Secretary

---------------------------------------------------------------------------------------------------------------------------
 INVESTMENT ADVISOR                 OppenheimerFunds, Inc.

---------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTOR                        OppenheimerFunds Distributor, Inc.

---------------------------------------------------------------------------------------------------------------------------
 TRANSFER AND SHAREHOLDER           OppenheimerFunds Services
 SERVICING AGENT
---------------------------------------------------------------------------------------------------------------------------
 CUSTODIAN OF                       The Bank of New York
 PORTFOLIO SECURITIES

---------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT AUDITORS               KPMG LLP

---------------------------------------------------------------------------------------------------------------------------
 LEGAL COUNSEL                      Mayer, Brown & Platt

                                    OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC.
                                    498 SEVENTH AVENUE, NEW YORK, NY 10018






                                    (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

                       30 OPPENHEIMER EMERGING GROWTH FUND

OPPENHEIMERFUNDS FAMILY

 GLOBAL EQUITY                      Developing Markets Fund                         Global Fund
                                    International Small Company Fund                Quest Global Value Fund
                                    Europe Fund                                     Global Growth & Income Fund
                                    International Growth Fund
---------------------------------------------------------------------------------------------------------------------------
 EQUITY                             Stock                                           Stock & Bond
                                    Emerging Technologies Fund                      Quest Opportunity Value Fund
                                    Emerging Growth Fund                            Total Return Fund
                                    Enterprise Fund                                 Quest Balanced Value Fund
                                    Discovery Fund                                  Capital Income Fund
                                    Main Street(R) Small Cap Fund                   Multiple Strategies Fund
                                    Small Cap Value Fund                            Disciplined Allocation Fund
                                    MidCap Fund                                     Convertible Securities Fund
                                    Main Street(R) Opportunity Fund                 Specialty
                                    Growth Fund                                     Real Asset Fund(R)
                                    Capital Appreciation Fund                       Gold & Special Minerals Fund
                                    Main Street(R) Growth & Income Fund
                                    Value Fund
                                    Quest Capital Value Fund
                                    Trinity Large Cap Growth Fund(1)
                                    Trinity Core Fund
                                    Trinity Value Fund
---------------------------------------------------------------------------------------------------------------------------
 INCOME                             Taxable                                         Municipal
                                    International Bond Fund                         California Municipal Fund(4)
                                    High Yield Fund                                 New Jersey Municipal Fund(4)
                                    Champion Income Fund                            New York Municipal Fund(4)
                                    Strategic Income Fund                           Pennsylvania Municipal Fund(4)
                                    Bond Fund                                       Municipal Bond Fund
                                    Senior Floating Rate Fund                       Intermediate Municipal Fund
                                    U.S. Government Trust
                                    Limited-Term Government Fund
                                    Capital Preservation Fund(2)
                                    Rochester Division
                                    Rochester National Municipals(3)
                                    Rochester Fund Municipals
                                    Limited Term New York Municipal Fund
---------------------------------------------------------------------------------------------------------------------------
 SELECT MANAGERS                    Stock                                           Stock & Bond
                                    Mercury Advisors Focus Growth Fund              QM Active Balanced Fund(2)
                                    Gartmore Millennium Growth Fund II
                                    Jennison Growth Fund
                                    Salomon Brothers Capital Fund
                                    Mercury Advisors S&P 500(R) Index Fund(2)
---------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET(5)                    Money Market Fund                               Cash Reserves



 1. Oppenheimer Trinity Growth Fund was reorganized into Oppenheimer Large Cap Growth Fund and was renamed Oppenheimer Trinity Large Cap Growth Fund effective 10/12/01.
 2. Available only through qualified retirement plans.
 3. The Fund's name was changed from "Oppenheimer Florida Municipal Fund" on 10/1/01.
 4. Available to investors only in certain states.
 5. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

 For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.




                       31 OPPENHEIMER EMERGING GROWTH FUND

                       THIS PAGE INTENTIONALLY LEFT BLANK

INFORMATION AND SERVICES
--------------------------------------------------------------------------------


As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.(1) So call us today, or visit our website--we're here to help.

-----------------------------------------------------------------------------------------------------------
                           INTERNET
                           24-hr access to account information and transactions(2)
                           WWW.OPPENHEIMERFUNDS.COM
                           --------------------------------------------------------------------------------
                           GENERAL INFORMATION
                           Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
                           1.800.525.7048
                           --------------------------------------------------------------------------------
                           TELEPHONE TRANSACTIONS
                           Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
                           1.800.852.8457
                           --------------------------------------------------------------------------------
                           PHONELINK(2)
                           24-hr automated information and automated transactions
                           1.800.CALL OPP (1.800.255.5677)
                           --------------------------------------------------------------------------------
                           TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
                           Mon-Fri 9am-6:30pm ET 1.800.843.4461
                           --------------------------------------------------------------------------------
                           TRANSFER AND SHAREHOLDER SERVICING AGENT
                           OppenheimerFunds Services
                           P.O. Box 5270, Denver, CO 80217-5270
                           --------------------------------------------------------------------------------
                           eDOCS DIRECT
                           Receive shareholder report and prospectus notifications for your funds via email. Sign up at WWW.OPPENHEIMERFUNDS.COM
                           --------------------------------------------------------------------------------
                           TICKER SYMBOLS
                           Class A: OEGAX  Class B: OEGBX  Class C: OEGCX  Class N: OEGNX  Class Y: OEGYX
                           --------------------------------------------------------------------------------

                           1. Automatic investment plans do not assure profit or protect against losses in declining markets.
                           2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.






                                                        [OPPENHEIMER FUNDS LOGO]
RA0721.001.1001 December 30, 2001